UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

NNN REIT, INC.

(exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

450 South Orange Avenue, Suite 900, Orlando, Florida 32801

(Address of principal executive offices, including zip code)

(407) 265-7348

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2023, NNN REIT, Inc. (the "Company") held its 2023 annual meeting of the stockholders (the “Annual Meeting”). The matters submitted to the Company’s stockholders for a vote included (a) the election of nine directors, (b) an advisory vote on executive compensation, (c) an advisory vote on the frequency of future advisory votes on executive compensation, (d) approval of an amendment to the Company's 2017 Performance Incentive Plan, and (e) the ratification of the selection of the Company’s independent registered public accounting firm for 2023. The results of such votes are set forth herein.

Proposal 1: Election of Directors

The nine nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Withhold	Abstain	Broker Non-Votes
Pamela K. M. Beall	148,874,486	2,543,069	179,174	13,215,683
Steven D. Cosler	149,207,102	2,177,279	212,348	13,215,683
David M. Fick	148,459,884	2,946,502	190,343	13,215,683
Edward J. Fritsch	146,956,504	4,450,856	189,369	13,215,683
Elizabeth C. Gulacsy	150,914,255	501,664	180,810	13,215,683
Kevin B. Habicht	141,246,011	10,162,509	188,209	13,215,683
Betsy D. Holden	149,148,044	2,264,601	184,084	13,215,683
Stephen A. Horn, Jr.	150,427,831	987,462	181,436	13,215,683
Kamau O. Witherspoon	148,969,879	2,432,242	194,608	13,215,683

There were no votes against the nominees with respect to Proposal 1.

Proposal 2: An Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes
147,724,008	3,519,650	353,071	13,215,683

Proposal 3: An Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company's stockholders approved, on an advisory basis, in favor of an advisory vote on named executive officer compensation every year. The tabulation of votes was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
147,738,199	244,650	3,348,581	265,299	13,215,683

Proposal 4: Approval of an Amendment to the Company's 2017 Performance Incentive Plan

The Company’s stockholders approved to amend the Company’s 2017 Performance Incentive Plan to include an increase (i) in the share reserve under the Plan from 1,800,000 to 4,800,000 shares, (ii) from $6,000,000 to $7,000,000 in the individual limits applicable to performance awards, and (iii) in the limit on non-employee director compensation from $500,000 to $700,000. The tabulation of votes was as follows:

For	Against	Abstain	Broker Non-Votes
147,273,359	3,953,571	369,799	13,215,683

Proposal 5: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was ratified as set forth below:

For	Against	Abstain
163,733,690	746,525	332,197

There were no broker non-votes with respect to Proposal 5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN REIT, Inc.

Dated: May 16, 2023	By:	/s/ Kevin B. Habicht
Kevin B. Habicht
Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer